<PAGE 1>

                      STEINROE VARIABLE INVESTMENT TRUST
                             Federal Reserve Plaza
                              600 Atlantic Avenue
                          Boston, Massachusetts 02210

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SteinRoe Variable Investment Trust (Trust) is an open-end, diversified management investment company that currently includes five separate Funds, each with its own investment objective and policies. The four Funds described in this prospectus and their investment objectives are:

Stein Roe Special Venture Fund, Variable Series

[bullet] Capital growth by investing primarily in common stocks, convertible securities, and other securities selected for prospective capital growth.

Stein Roe Growth Stock Fund, Variable Series

[bullet] Long-term growth of capital through investment primarily in common stocks.

Stein Roe Balanced Fund, Variable Series

[bullet] High total investment return through investment in a changing mix of securities.

Stein Roe Money Market Fund, Variable Series

[bullet] High current income from short-term money market instruments while emphasizing preservation of capital and maintaining excellent liquidity. (The Money Market Fund attempts to maintain its net asset value at $1.00 per share, but there can be no assurance that it will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.)

There is no assurance that the objectives of the Funds will be realized.

Other Funds may be added or deleted from time to time.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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This Prospectus contains information about the Funds that a prospective investor should know before applying for certain variable annuity contracts and variable life insurance policies offered by separate accounts of insurance companies investing in the Trust. Please read it carefully and retain it for future reference.

Additional facts about the Funds are included in a Statement of Additional Information dated May 1, 1998, incorporated herein by reference, which has been filed with the Securities and Exchange Commission. For a free copy write to Keyport Financial Services Corp. at 125 High Street, Boston, Massachusetts 02110 or the broker-dealer offering the variable annuity contracts and variable life insurance policies of Participating Insurance Companies (as such term is defined in this Prospectus).

--------------------------------------------------------------------------------
SHARES OF THE TRUST ARE AVAILABLE AND ARE BEING MARKETED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR VARIABLE ANNUITY CONTRACTS (VA CONTRACTS) AND VARIABLE LIFE INSURANCE POLICIES (VLI POLICIES) OF PARTICIPATING INSURANCE COMPANIES.
--------------------------------------------------------------------------------
THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE APPROPRIATE VA CONTRACT OR VLI POLICIES OF THE APPLICABLE PARTICIPATING INSURANCE COMPANY. BOTH PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                   The date of this prospectus is May 1, 1998

<PAGE 2>

                     TABLE OF CONTENTS

                                                            Page
                                                            -----
The Trust .................................................    3
Financial Highlights ......................................    4
How the Funds Invest ......................................    8
Investment Techniques and Restrictions ....................    9
Portfolio Turnover ........................................   10
How the Funds are Managed .................................   11
Purchases and Redemptions .................................   12
Investment Return .........................................   12
Net Asset Value ...........................................   13
Taxes .....................................................   13
Dividends and Distributions ...............................   14
Shareholder Communications ................................   14
Organization and Description of Shares ....................   14
Additional Information ....................................   15
Appendix A: Investment Techniques and Securities ..........  A-1
Appendix B: Description of Ratings ........................  B-1

<PAGE 3>
                                   THE TRUST

The SteinRoe Variable Investment Trust (Trust) is an open-end, diversified management investment company currently consisting of five Funds with differing investment objectives, policies and restrictions. The four Funds described in this prospectus are Stein Roe Special Venture Fund, Variable Series (Special Venture Fund), Stein Roe Growth Stock Fund, Variable Series (Growth Stock Fund), Stein Roe Balanced Fund, Variable Series (Balanced Fund), and Stein Roe Money Market Fund, Variable Series (Money Market Fund) (individually referred to as a Fund or by the defined name indicated, or collectively as the Funds). The Trust issues shares of beneficial interest in each Fund that represent interests in a separate portfolio of securities and other assets. The Trust may add or delete Funds from time to time.

The Trust is the funding vehicle for variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) offered by the separate accounts of life insurance companies (Participating Insurance Companies). Certain Participating Insurance Companies are affiliated with the adviser to the Funds (Affiliated Participating Insurance Companies). As of the date of this Prospectus, such Affiliated Participating Insurance Companies are Keyport Life Insurance Company (Keyport), Independence Life & Annuity Company (Independence), American Benefit Life Insurance Company (American Benefit) and Liberty Life Assurance Company of Boston (Liberty Life). Shares of the Funds from time to time may be sold to other unaffiliated Participating Insurance Companies.

The Participating Insurance Companies and their separate accounts are the shareholders or investors (shareholders) of the Funds. Owners of VA contracts and owners of VLI policies invest in sub-accounts of separate accounts of the Participating Insurance Companies that, in turn, invest in the Funds.

The prospectuses issued by the Participating Insurance Company describe which Funds are available to the separate accounts offering the VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses. However, the Board of Trustees of the Trust (Board) does monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Trust currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of the owners may differ. The Statement of Additional Information contains additional information regarding such differing interests and related risks.

Stein Roe & Farnham Incorporated (the Adviser) provides investment advisory services to the Funds. The Adviser also provides administrative services to the Funds, and an affiliate of the Adviser provides transfer agency services to the Funds. Keyport Financial Services Corp. (the Underwriter) serves as the principal underwriter of the Trust with respect to sales of shares to Affiliated Participating Insurance Companies. The Adviser, the Underwriter, Keyport, Independence and American Benefit are subsidiaries of Liberty Financial Companies, Inc. (LFC). As of March 31, 1998, approximately 72.3% of the combined voting power of LFC's outstanding voting stock was held, indirectly, by Liberty Mutual Life Insurance Company (Liberty Mutual). Liberty Life is a subsidiary of Liberty Mutual.

<PAGE 4>
                              FINANCIAL HIGHLIGHTS

The tables below present certain financial information for each Fund for the period beginning January 1, 1989 and ending December 31, 1997. The information has been audited and reported on by the Trust's independent auditors, KPMG Peat Marwick LLP. The report of KPMG Peat Marwick LLP for periods beginning on January 1, 1993 appears in the Trust's annual report to shareholders for the fiscal year ended December 31, 1997 (which may be obtained without charge from the Underwriter or from the Participating Insurance Company issuing the applicable VA contract or VLI policy), and is incorporated by reference into the Statement of Additional Information. The Funds' total returns presented below do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through Participating Insurance Companies.

                              Special Venture Fund

                                                     Years Ended December 31,
                                     --------------------------------------------------------
                                         1997         1996         1995            1994
                                     ------------ ------------ ------------ -----------------
Per share operating
 performance:
Net asset value, beginning
 of year                              $  20.73    $  16.33     $  14.74       $  16.53
                                      --------    --------     --------       ---------
Net investment income                     0.01        0.04         0.04           0.06
Net realized and unrealized
 gains (losses) on
 investments                              1.25        4.36         1.69           0.09
                                      --------    --------     --------       ---------
Total from investment
 operations                               1.26        4.40         1.73           0.15
                                      --------    --------     --------       ---------
Less distributions:
 Distributions from and in
  excess of net
  investment income                      (0.03)         --        (0.04)         (0.07)
 Distributions from and in
  excess of net realized
  gains on investments                   (3.96)         --        (0.10)         (1.87)
 Return of capital                          --          --           --             --
                                      ---------   ---------    --------      ---------
Total distributions                      (3.99)         --        (0.14)         (1.94)
                                      ---------   ---------    --------      ---------
Net asset value, end of year          $  18.00    $  20.73     $  16.33       $  14.74
                                      =========   =========    ========      =========
Total return:
Total investment return                   7.81%      26.94%       11.75%          1.19%(b)
Ratios/supplemental data:
Net assets, end of year
 (000s)                               $200,590    $196,219     $143,248       $134,078
Ratio of expenses to average
 net assets                               0.73%       0.75%        0.76%          0.80%(a)
Ratio of net investment
 income to average net
 assets                                   0.04%       0.20%        0.26%          0.44%(b)
Portfolio turnover ratio                    93%        100%         132%           144%
Average commissions
 (per share)                          $ 0.0453    $ 0.0251           --             --

                                                         Years Ended December 31,
                                     ----------------------------------------------------------------
                                           1993           1992        1991        1990        1989
                                     ---------------- ----------- ----------- ----------- -----------
Per share operating
 performance:
Net asset value, beginning
 of year                                  $ 15.34       $ 15.32     $ 12.07     $ 14.79     $ 13.62
                                        ---------       -------     -------     -------     -------
Net investment income                        0.03            --        0.21        0.19        0.23
Net realized and unrealized
 gains (losses) on
 investments                                 5.22          2.17        4.19       (1.53)       3.90
                                        ---------       -------     -------     -------     -------
Total from investment
 operations                                  5.25          2.17        4.40       (1.34)       4.13
                                        ---------       -------     -------     -------     -------
Less distributions:
 Distributions from and in
  excess of net
  investment income                         (0.02)           --       (0.15)      (0.28)      (0.22)
 Distributions from and in
  excess of net realized
  gains on investments                      (4.04)        (2.15)      (1.00)      (1.10)      (2.25)
 Return of capital                             --            --          --          --       (0.49)
                                        ---------       -------     -------     -------     -------
Total distributions                         (4.06)        (2.15)      (1.15)      (1.38)      (2.96)
                                        ---------       -------     -------     -------     -------
Net asset value, end of year              $ 16.53       $ 15.34     $ 15.32     $ 12.07     $ 14.79
                                        =========       =======     =======     =======     =======
Total return:
Total investment return                     35.68%(b)     14.48%      37.25%      (8.91)%     30.84%
Ratios/supplemental data:
Net assets, end of year
 (000s)                                   $96,544       $52,135     $41,179     $33,238     $32,176
Ratio of expenses to average
 net assets                                  0.84%(a)      1.01%       1.03%       1.14%       1.08%
Ratio of net investment
 income to average net
 assets                                      0.13%(b)     (0.01)%      1.35%       1.43%       1.14%
Portfolio turnover ratio                      112%           85%         36%        121%        153%
Average commissions
 (per share)                                   --            --          --          --          --

----------
(a) These ratios were not materially affected by the reimbursement of certain expenses by the Adviser and its affiliates.
(b) Computed giving effect to the expense limitation undertaking of the Adviser and its affiliates.

<PAGE 5>
                               Growth Stock Fund

                                                  Years Ended December 31,
                                     --------------------------------------------------
                                         1997         1996         1995         1994
                                     ------------ ------------ ------------ -----------
Per share operating
 performance:
Net asset value, beginning
 of year                              $  28.61      $ 23.59     $  18.11     $ 20.65
                                      --------     --------     --------     -------
Net investment income                     0.10         0.13         0.15        0.15
Net realized and unrealized
 gains (losses) on
 investments                              8.84         4.89         6.68       (1.46)
                                      --------     --------     --------      -------
Total from investment
 operations                               8.94         5.02         6.83       (1.31)
                                      --------     --------     --------     -------
Less distributions:
 Distributions from and in
  excess of net
  investment income                      (0.12)          --        (0.15)      (0.17)
 Distributions from and in
  excess of net realized
  gains on investments                  (1.30)           --        (1.20)      (1.06)
 Return of capital                          --           --           --          --
                                      ---------    ---------    --------     -------
Total distributions                      (1.42)          --       ( 1.35)      (1.23)
                                      ---------    ---------    --------     -------
Net asset value, end of year          $  36.13      $ 28.61      $ 23.59     $ 18.11
                                      =========    =========    ========     =======
Total return:
Total investment return                  32.28%       21.28%       37.73%      (6.35)%
Ratios/supplemental data:
Net assets, end of year
 (000s)                               $213,399     $161,879     $136,834     $98,733
Ratio of expenses to average
 net assets                               0.71%        0.73%        0.74%       0.77%
Ratio of net investment
 income to average net
 assets                                   0.32%        0.49%        0.72%       0.75%
Portfolio turnover ratio                    28%          35%          41%         72%
Average commissions
 (per share)                          $ 0.0583     $ 0.0534           --          --

                                                             Years Ended December 31,
                                     ------------------------------------------------------------------------
                                         1993         1992        1991           1990              1989
                                     ------------ ----------- ----------- ------------------ ----------------
Per share operating
 performance:
Net asset value, beginning
 of year                               $  20.10     $ 19.47     $ 13.44         $ 13.88           $ 10.75
                                       --------     -------     -------         -------           -------
Net investment income                      0.13        0.11        0.17            0.19              0.17
Net realized and unrealized
 gains (losses) on
 investments                               0.86        1.18        6.25           (0.42)             3.19
                                       --------     -------     -------         -------           -------
Total from investment
 operations                                0.99        1.29        6.42           (0.23)             3.36
                                       --------     -------     -------         -------           -------
Less distributions:
 Distributions from and in
  excess of net
  investment income                       (0.12)      (0.10)      (0.18)          (0.21)            (0.18)
 Distributions from and in
  excess of net realized
  gains on investments                    (0.32)      (0.56)      (0.21)             --                --
 Return of capital                           --          --          --              --             (1.05)
                                       --------     -------     -------         -------           -------
Total distributions                       (0.44)      (0.66)      (0.39)          (0.21)            (0.23)
                                       --------     -------     -------         -------           -------
Net asset value, end of year           $  20.65     $ 20.10     $ 19.47         $  3.44           $ 13.88
                                       ========     =======     =======         =======           =======
Total return:
Total investment return                    4.97%       6.63%      48.03%          (1.65)%(b)        31.30%(b)
Ratios/supplemental data:
Net assets, end of year
 (000s)                                $111,561     $64,402     $38,481         $17,383           $13,257
Ratio of expenses to average
 net assets                                0.83%       0.97%       1.15%           1.50%(a)          1.60%(a)
Ratio of net investment
 income to average net
 assets                                    0.77%       0.63%       1.15%           1.51%(b)          1.35%(b)
Portfolio turnover ratio                     77%         20%         40%             39%               77%
Average commissions
 (per share)                                 --          --          --              --                --

----------
(a) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser and its affiliates, these ratios would have been 1.54% and 1.63% for the years ended December 31, 1990 and 1989, respectively.
(b) Computed giving effect to the expense limitation undertaking of the Adviser and its affiliates.

<PAGE 6>
                                 Balanced Fund

                                                         Years Ended December 31,
                                           ----------------------------------------------------
                                               1997         1996         1995          1994
                                           ------------ ------------ ------------ -------------
Per share operating
 performance:
Net asset value, beginning of year         $  16.28     $  14.08     $  12.18      $  13.11
                                           --------     --------     --------      --------
Net investment income                          0.53         0.57         0.48          0.51
Net realized and unrealized gains
 (losses) on investments and
 foreign currency transactions                 1.96         1.63         2.61         (0.93)
                                           --------     --------     --------      --------
Total from investment operations               2.49         2.20         3.09         (0.42)
                                           --------     --------     --------      --------
Less distributions:
 Distributions from and in excess
  of net investment income                    (0.56)          --        (0.48)        (0.51)
 Distributions from and in excess
  of net realized gains on
  investments                                 (1.40)          --        (0.71)           --
 Return of capital                               --           --           --            --
                                           ---------    ---------    --------      --------
Total distributions                           (1.96)          --        (1.19)        (0.51)
                                           ---------    ---------    --------      --------
Net asset value, end of year                $ 16.81     $  16.28     $  14.08      $  12.18
                                           =========    =========    ========      ========
Total return:
Total investment return                       16.82%       15.63%       25.43%        (3.19)%
Ratios/supplemental data:
Net assets, end of year (000s)             $325,033     $299,184     $277,014      $196,278
Ratio of expenses to average
 net assets                                    0.66%        0.67%        0.66%         0.68%
Ratio of net investment income to
 average net assets                            3.25%        3.68%        3.12%         4.01%
Portfolio turnover ratio (a)                     44%          76%          66%           71%
Average commissions (per share)             $0.0539     $ 0.0547           --            --


                                                             Years Ended December 31,
                                           -------------------------------------------------------------
                                               1993         1992         1991        1990        1989
                                           ------------ ------------ ----------- ----------- -----------
Per share operating
 performance:
Net asset value, beginning of year          $  12.54     $  12.54     $ 10.26     $ 11.38     $ 10.25
                                            --------     --------     -------     -------     -------
Net investment income                           0.38         0.45        0.52        0.62        0.53
Net realized and unrealized gains
 (losses) on investments and
 foreign currency transactions                  0.78         0.49        2.31       (0.70)       1.75
                                            --------     --------     -------     -------     -------
Total from investment operations                1.16         0.94        2.83       (0.08)       2.28
                                            --------     --------     -------     -------     -------
Less distributions:
 Distributions from and in excess
  of net investment income                     (0.36)       (0.46)      (0.44)      (0.74)      (0.52)
 Distributions from and in excess
  of net realized gains on
  investments                                  (0.23)       (0.48)      (0.11)      (0.30)      (0.46)
 Return of capital                                --           --          --          --       (0.17)
                                            --------     --------     -------     -------     -------
Total distributions                            (0.59)       (0.94)      (0.55)      (1.04)      (1.15)
                                            --------     --------     -------     -------     -------
Net asset value, end of year                 $ 13.11      $ 12.54     $ 12.54     $ 10.26     $ 11.38
                                            ========     ========     =======     =======     =======
Total return:
Total investment return                         9.29%        7.53%      27.93%      (0.69)%     22.38%
Ratios/supplemental data:
Net assets, end of year (000s)              $197,132     $113,572     $82,710     $58,368     $59,068
Ratio of expenses to average
 net assets                                     0.69%        0.66%       0.71%       0.75%       0.78%
Ratio of net investment income to
 average net assets                             3.55%        3.98%       4.57%       5.30%       4.64%
Portfolio turnover ratio (a)                      47%          70%         82%        111%        109%
Average commissions (per share)                   --           --          --          --          --

----------
(a) The portfolio turnover ratio includes dollar roll transactions.

<PAGE 7>
                               Money Market Fund

                                                      Years Ended December 31,
                                           -----------------------------------------------
                                               1997        1996        1995        1994
                                           ----------- ----------- ----------- -----------
Per share operating performance:
Net asset value, beginning of year           $  1.00     $  1.00     $  1.00     $  1.00
                                            -------     -------     -------     -------
Net investment income                          0.050       0.049       0.055       0.037
                                            --------    --------    --------    --------
Less distributions:
  Distributions from net investment
   income                                     (0.050)     (0.049)     (0.055)     (0.037)
                                            --------    --------    --------    --------
  Net asset value, end of year               $  1.00     $  1.00     $  1.00     $  1.00
                                            ========    ========    ========    ========
Total return:
Total investment return                         5.18%       5.01%       5.62%       3.81%
Ratios/supplemental data:
Net assets, end of year (000s)               $67,137     $65,461     $64,992     $78,698
Ratio of expenses to average
 net assets     -                               0.65%       0.65%       0.63%       0.62%
Ratio of net investment income
 to average net assets                          5.05%       4.90%       5.48%       3.73%


                                                            Years Ended December 31,
                                           ----------------------------------------------------------
                                               1993        1992        1991        1990       1989
                                           ----------- ----------- ----------- ----------- ----------
Per share operating performance:
Net asset value, beginning of year           $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                            -------     -------     -------     -------     -------
Net investment income                          0.027       0.034       0.056       0.076       0.087
                                            --------    --------    --------    --------    --------
Less distributions:
  Distributions from net investment
   income                                     (0.027)     (0.034)     (0.056)     (0.076)     (0.087)
                                            --------    --------    --------    --------    --------
  Net asset value, end of year               $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                            ========    ========    ========    ========    ========
Total return:
Total investment return                         2.70%       3.48%       5.79%       7.89%       9.07%
Ratios/supplemental data:
Net assets, end of year (000s)               $83,049     $70,821     $77,676     $94,462     $94,313
Ratio of expenses to average
 net assets                                     0.65%       0.67%       0.67%       0.66%       0.66%
Ratio of net investment income
 to average net assets                          2.68%       3.42%       5.67%       7.61%       8.68%

<PAGE 8>

Further information about the performance of the Funds is contained in the Trust's annual report to shareholders for the fiscal year ended December 31, 1997, which may be obtained without charge from the Underwriter or from the Participating Insurance Company issuing the applicable VA contract or VLI policy.

                             HOW THE FUNDS INVEST

All investments, including mutual funds, have risks, and no one mutual fund is suitable for all investors. No one Fund by itself constitutes a complete investment program. The net asset value of the shares of the Funds, other than Money Market Fund, will vary with market conditions and there can be no guarantee that any Fund will achieve its investment objective. Although Money Market Fund attempts to stabilize its net asset value at $1.00 per share, there can be no assurance that it will be able to do so.

Each Fund and its investment objectives and policies are described below. Certain additional investment policies and techniques common to some or all of the Funds are described under "INVESTMENT TECHNIQUES AND RESTRICTIONS" below. The investment objectives are fundamental and may be changed only by a vote of the Board and of the shareholders.


More information about the portfolio securities in which the Funds invest, including certain risks and investment limitations, is provided in Appendix A to this Prospectus and Appendix A in the Statement of Additional Information. Appendix B in this Prospectus provides a description of bond ratings.

                             Special Venture Fund

Special Venture Fund seeks to provide shareholders with growth of capital. It pursues this objective by investing primarily in common stocks, securities convertible into common stocks and securities having common stock characteristics, including rights and warrants, selected primarily for prospective capital growth. The Fund invests in both domestic and foreign companies.

Investments in newer and smaller companies, particularly those believed to be in the earlier phases of growth, are emphasized. The Fund may also invest in securities of larger, more established companies that the Adviser believes possess some of the same characteristics as smaller companies. While income is not an objective, securities appearing to offer attractive possibilities for future growth of income may be included in the Fund's portfolio.

Investor Considerations. The type of securities in which the Fund invests may be expected to experience wide fluctuations in price in both rising and declining markets. The Fund may be expected to experience a greater degree of market and financial risk than other equity portfolios. The Fund's portfolio may include securities that are not widely traded or new issues of securities. The foreign companies in which the Fund invests may include companies whose operations are limited to a single country or group of countries. The value of such investments may be significantly impacted by factors (both positive and negative) affecting the local economy of such country or countries.

                               Growth Stock Fund

Growth Stock Fund seeks long-term growth of capital. It is expected that under ordinary circumstances at least 65% of the total assets of the Fund will be invested in the common stock of growth companies, including foreign companies, whose earnings are expected to increase more rapidly than most public companies. A growth company is one that the Adviser believes has demonstrated an ability to increase its earnings at an above-average rate with reasonable consistency and that has given indications of being able to continue this pattern in the future--i.e., companies that create wealth over a long period of time. In general, these companies should: be well managed; employ sound financial and accounting policies; demonstrate effective research; have successful product development and marketing; provide efficient service; possess pricing flexibility; and earn an above average return on investment. Up to 25% of the Fund's investments in growth companies may be in small capitalization companies with total common stock outstanding of less than $500,000,000.

Up to 35% of the total assets of the Fund may be invested in debt securities and securities convertible into common stock.

Investor Considerations. Investors should be aware of the possibility that during periods of adverse economic and market conditions, the per share value of the Fund may not move in relation to the favorable long-term earnings trend of its portfolio companies. The foreign companies in which the Fund invests typically are companies with global operations. Thus, in contrast to Special Venture Fund, the Fund generally is less likely to be impacted by country-specific risks with respect to foreign investments.

                                 Balanced Fund

Balanced Fund seeks to provide a high total investment return. The Fund's assets are allocated among equities, debt securities and cash. The portfolio manager determines those allocations using the views of the Adviser's investment strategists regarding economic, market, and other factors relative to investment opportunities. The equity portion of the Fund's portfolio is invested primarily in well-established companies having market capitalizations in excess of $1 billion. Under normal market

<PAGE 9>

conditions, debt securities will make up at least 25% of the Fund's total assets. Investments in debt securities are limited to those that are within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization, or, if unrated, determined by the Adviser to be of comparable quality. The cash portion of the portfolio is invested in securities similar to those permitted by the policies of Money Market Fund.

The Adviser expects that over longer periods a larger portion of the Fund's portfolio will consist of equity securities.

Investor Considerations. Although the Fund seeks to reduce both financial and market risks associated with any one investment medium, performance of the Fund will depend significantly on the additional factors of timing and mix and the ability of the Adviser to judge and react to changing market conditions. (See "PORTFOLIO TURNOVER.") In making asset allocation decisions, the Fund does not attempt to make short-term market timing shifts.

                               Money Market Fund

Money Market Fund seeks high current income from investment in short-term money market instruments while emphasizing preservation of capital and maintaining excellent liquidity.

The Fund pursues this objective by investing all of its assets in U.S. dollar denominated money market instruments maturing in thirteen months or less from time of investment. Each security must be rated (or be issued by an issuer that is rated with respect to its short-term debt) within the highest rating category for short-term debt by at least two nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, determined by or under the direction of the Board of Trustees to be of comparable quality. These securities may include:

(1) Securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities").

(2) Securities issued or guaranteed by the government of any foreign country that have a long-term rating at time of purchase of A or better (or equivalent rating) by at least one NRSRO.

(3) Certificates of deposit, bankers' acceptances and time deposits of any bank (U.S. or foreign) having total assets in excess of $1 billion, or the equivalent in other currencies (as of the date of the most recent available financial statements) or of any branches, agencies or subsidiaries (U.S. or foreign) of any such bank.

(4) Commercial paper of U.S. or foreign issuers, including variable rate demand notes.

(5) Notes, bonds, and debentures having a long-term rating at time of purchase of A or better (or equivalent rating) by at least one NRSRO.

(6)   Repurchase agreements involving securities listed in (1) above.

(7)   Other high-quality short-term obligations.

Under normal market conditions the Fund will invest at least 25% of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, personal credit and business credit institutions, and other financial service institutions).

The remaining maturity of each of the Fund's investments at the time of investment is 13 months or less. The weighted average maturity of its investment portfolio varies with money market conditions, but is always 90 days or less.

Although there can be no assurance that it will always be able to do so, the Fund follows procedures designed to maintain its price per share at $1.00. (See "NET ASSET VALUE.")

Investor Considerations. The yield from short-term investments may be lower than yields from longer-term securities. The value of the Fund's securities fluctuates inversely with changes in interest rates. Both the risk of an issuer's inability to pay interest and principal on a given security (financial risk) and the price volatility (market risk) of investment in the Fund may be expected to be less than for certain other Funds.


Because of the Fund's policy of investing at least 25% of its assets in securities of issuers in the financial services industry, the Fund may be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry.

                     INVESTMENT TECHNIQUES AND RESTRICTIONS

                                  Techniques

Each Fund may invest up to 25% of its total assets in securities of foreign issuers as more fully described in Appendix A to this Prospectus. Special Venture Fund, Growth Stock Fund and Balanced Fund typically hold foreign companies in their portfolios. Money Market Fund is less likely to invest in foreign securities to any material extent.

When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause a Fund (other than Money Market Fund) to enter into forward contracts to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The

<PAGE 10>

Adviser may also cause a Fund to enter into forward foreign currency contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts will also have the effect of limiting any gains to the Fund that would have resulted from advantageous changes in such rates.

It is the policy of each Fund that when the Adviser deems a temporary defensive position advisable, each Fund may invest, without limitation (i.e., up to 100% of its assets), in high-quality fixed-income securities, or hold assets in cash or cash equivalents, to the extent the Adviser believes such alternative investments to be less risky than those securities in which the Fund normally invests.

Each Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed and (with particular reference to debt securities) the yields then available in the market may be greater. The Funds will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

Each Fund may also invest in securities purchased on a standby commitment basis, which is a delayed delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement. The Fund usually receives a commitment fee in consideration for its standby commitment.

Except for Money Market Fund, each Fund may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in Appendix A to this Prospectus and in the Statement of Additional Information.

Each Fund other than Money Market Fund may invest in options, futures contracts and other derivatives as described in Appendix A to this Prospectus and in the Statement of Additional Information.

                    Restrictions on the Funds' Investments

No Fund will (1) with respect to 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except that this restriction does not apply to (i) U.S. Government Securities or (ii) [as to Money Market Fund only] certificates of deposit, bankers' acceptances or repurchase agreements); (2) invest more than 25% of its total assets (at market) in the securities of issuers in any particular industry (except that this restriction does not apply to (i) U.S. Government Securities, (ii) [as to Money Market Fund only] certificates of deposit, bankers' acceptances or repurchase agreements or (iii) [as to Money Market Fund only] securities of issuers in the financial services industry); (3) acquire more than 10% of the outstanding voting securities of any one issuer; or (4) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then the aggregate borrowings at any one time (including any reverse repurchase agreements) may not exceed 33 1/3% of its assets (at market). No Fund will purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets. The Funds may invest in repurchase agreements, provided that no Fund will invest more than 15% [except as to Money Market Fund, for which the limitation is 10%] of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. In each case, if a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in the value of a security or decrease in a Fund's assets will not constitute a violation of the limit.

All of the investment restrictions are set forth in the Statement of Additional Information.

                               PORTFOLIO TURNOVER

Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held and a Fund's portfolio turnover rate may vary significantly from year to year. A high rate of turnover of a Fund, if it should occur, would result in increased transaction expenses for that Fund, which must be borne by the Fund. The turnover rate of each Fund may exceed 100%. Special Venture Fund and Balanced Fund may have a higher rate of turnover than the other Funds and alternative investment funds because of the flexibility of their investment policies permitting shifts between different types of investments (in the case of Balanced Fund) and the use of aggressive strategies and investments (in the case of Special Venture Fund). The portfolio turnover rates of the Funds
(other than Money Market Fund) are shown under "FINANCIAL HIGHLIGHTS" above.

In selecting broker-dealers for the purchase and sale of portfolio securities, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. Subject to seeking best execution, the Adviser may consider sales of shares of a Fund (and of other mutual funds advised by it and its affiliates), in selecting broker-dealers for portfolio security transactions.

<PAGE 11>

                           HOW THE FUNDS ARE MANAGED

                                 The Trustees

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information for the Trustees.

                       Stein Roe & Farnham Incorporated

The investment portfolio of each Fund is managed, subject to the direction of the Board of Trustees, by Stein Roe & Farnham Incorporated (the Adviser), One South Wacker Drive, Chicago, Illinois 60606, pursuant to a separate Advisory Agreement dated May 1, 1993 with each Fund other than Money Market Fund, and an Advisory Agreement dated December 9, 1988 with Money Market Fund. The Adviser has provided investment advisory and administrative services since 1932. The Adviser is a wholly owned indirect subsidiary of LFC.

The Adviser places orders for the purchase and sale of securities for each Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Richard B. Peterson has been co-portfolio manager of Special Venture Fund since 1991. Mr. Peterson is a Senior Vice President of the Adviser.

John S. McLandsborough has been co-portfolio manager of Special Venture Fund since June, 1997. He joined the Adviser as a portfolio manager in 1996 and became a Vice President in 1998. Mr. McLandsborough was a securities analyst with CS First Boston from 1993 to 1995.

Growth Stock Fund is managed by Erik P. Gustafson. Mr. Gustafson joined the Adviser in 1992 and became a Vice President of the Adviser in 1994 and a Senior Vice President in 1996.

Harvey B. Hirschhorn is the portfolio manager for Balanced Fund. Associated with the Adviser since 1973, Mr. Hirschhorn is an Executive Vice President of the Adviser and its Chief Economist and Investment Strategist.

The Adviser also provides each of the Funds with administrative services pursuant to an Administration Agreement with the Trust on behalf of each Fund dated as of January 3, 1995. These services include financial statement preparation, the provision of office space and equipment and facilities in connection with the maintenance of the Trust's headquarters, preparation and filing of required reports and tax returns, arrangements for meetings, maintenance of the Trust's corporate books and records, communication with shareholders, provision of internal legal services and oversight of custodial, accounting and other services provided to the Funds by others. The Adviser may, in its discretion, arrange for such services to be provided to the Trust by LFC or by any of LFC's majority or greater owned subsidiaries.

Under separate agreements, the Adviser also acts as the agent of the Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records, and provides certain pricing and other record keeping services to the Funds.

The Adviser pays all compensation of the Trust's officers who are employees of the Adviser.

                       Advisory and Administrative Fees

The Funds pay the Adviser annual fees for investment advisory and administrative services based on the following schedules. All fees are computed and accrued daily and paid monthly.

Special Venture and Growth Stock Funds: Fees at the annual rate of 0.50% (for investment advisory services) and 0.15% (for administrative services) of average daily net assets.

Balanced Fund: Fees at the annual rate of .45% (for investment advisory services) and .15% (for administrative services) of average daily net asset value.

Money Market Fund: Fees at the annual rates of .35% (for investment advisory services) and .15% (for administrative services) of average daily net asset value.

In addition, each Fund pays the Adviser an additional fee for accounting and bookkeeping services in the annual amount of $25,000 plus .0025 percent of average daily net assets in excess of $50,000,000.

                            LFC and Liberty Mutual

LFC is a diversified and integrated asset management company providing insurance and investment products to individuals and institutions through multiple distribution channels. LFC's operating units include Keyport, the Adviser, The Colonial Group, Inc., sponsor of the Colonial family of mutual funds, Newport Pacific Management, Inc., a specialist in the Asian equity markets, Liberty Asset Management Company, a sponsor of closed-end funds employing a multi-managed investment approach, and Independent Financial Marketing Group, Inc., a specialist in the design and implementation of bank marketing programs for insurance and investment products.

Liberty Mutual is an international multi-line insurance writer and, with its affiliates, is one of the largest writers of property-casualty insurance in the United States.

<PAGE 12>

                                   Custodian

State Street Bank and Trust Company (State Street), Boston, Massachusetts, is the custodian for the Funds. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the State Street's Global Custody Network or foreign depositories used by such members.

                             Expenses of the Funds

The Funds generally will pay all their expenses, other than those borne by the Adviser. The Adviser has voluntarily agreed until April 30, 1999 to reimburse all expenses, including management fees, incurred by the Funds as follows:

Fund                               Expenses Exceeding
---------------------------   ----------------------------
Special Venture and Growth
    Stock Funds               0.80% of average net assets
Balanced Fund                 0.75% of average net assets
Money Market Fund             0.65% of average net assets

The Adviser would not, however, be required to reimburse expenses to an extent which would result in a Fund's inability to qualify as a regulated investment company under the Internal Revenue Code.

It is the policy of the Trust that expenses directly charged or attributable to any particular Fund will be paid from the assets of that Fund. General expenses of the Trust will be allocated among and charged to the assets of each of the Funds on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each Fund or the nature of the services performed and their relative applicability to each Fund.

                           PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place daily orders to purchase and redeem shares of each Fund based on, among other things, the net amount of purchase payments to be invested and surrender and transfer requests to be effected on that day pursuant to the VA contracts and VLI policies. Shares are purchased and redeemed as a result of certain other transactions pursuant to the VA contracts and VLI policies, including deductions for fees and charges by the applicable insurance company separate account. The Trust continuously offers and redeems shares at net asset value without the addition of any selling commission, sales load or redemption charge. Shares are sold and redeemed at their net asset value as next determined after receipt of purchase payments or redemption requests, respectively, by the separate accounts. Similarly, shares are sold or redeemed as a result of such other transactions under the VA contracts and VLI policies at the net asset value computed for the day on which such transactions are effected by the separate accounts. The right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations.

Keyport Financial Services Corp. (KFSC), a subsidiary of Keyport, serves pursuant to an Underwriting Agreement as principal underwriter for the Trust with respect to sales of shares to Keyport and to other Affiliated Participating Insurance Companies. KFSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. KFSC's address is 125 High Street, Boston, Massachusetts 02110.

                               INVESTMENT RETURN

The total return from an investment in a Fund is measured by the distributions received (assuming reinvestment of all distributions) plus or minus the change in the net asset value per share for a given period. A total return percentage is calculated by first dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and then subtracting 1.0. A Fund's average annual total return is determined by computing the annual percentage change in value of a $1,000 investment in such Fund for a specified period, assuming reinvestment of all dividends and distributions.

Because Money Market Fund seeks to maintain a $1.00 per share value, its return is usually quoted as a current seven-day yield, calculated by totaling the dividends on a share of the Fund for the previous seven days and restating that yield as an annual rate, or as an effective yield, calculated by adjusting the current yield to assume daily compounding.

Total return information describes a Fund's performance for the period shown and does not predict future performance. Comparison of a Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. A Fund's investment return figures do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies, and which will decrease the return realized by a contract or policyholder.

<PAGE 13>
                                NET ASSET VALUE

The Adviser determines net asset value per share of each Fund as of the close of regular trading on the New York Stock Exchange (NYSE) (currently 4:00 p.m., New York time). Net asset value per share is calculated for each Fund by dividing the current market value (amortized cost value in the case of the Money Market
Fund) of total portfolio assets, less all liabilities (including accrued expenses), by the total number of shares outstanding. Net asset value is determined on each day when the NYSE is open, except on such days in which no order to purchase or redeem shares is received. The NYSE is scheduled to be open Monday through Friday throughout the year except for certain Federal and other holidays.

                               Money Market Fund

The valuation of the Money Market Fund's securities is based on their amortized cost, which does not take into account unrealized gains or losses, in an attempt to maintain its net asset value at $1.00 per share. The extent of any deviation between the Fund's net asset value based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio securities, increasing, reducing, or suspending distributions or redeeming shares in kind. Assets and securities of the Fund for which this valuation method does not produce a fair value are valued at a fair value determined in good faith by the Board.

                                  Other Funds

U.S. Securities. Each security traded on a national securities exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation, except that securities convertible into stock are valued at the valuations provided by a pricing service approved by the Board.

The Board has determined to value long-term debt obligations primarily on the basis of valuations furnished by a pricing service which may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations, as well as dealer-supplied quotations. Long-term debt obligations for which reliable pricing services are, in the opinion of the Adviser, not available will be valued at their respective values as determined in good faith by, or under procedures established by, the Board.

Foreign Securities. The values of foreign portfolio securities are generally based upon market quotations which, depending upon local convention or regulation, may be the last sales price, the last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which a Fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

Other assets and securities of a Fund are valued at a fair value as determined in good faith by, or under procedures established by, the Board.

                                     TAXES

Each Fund has elected to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (Code). As a result of such election, for any tax year in which a Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, that Fund will not be subject to Federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by each Fund. Any of the applicable diversification requirements could require a sale of assets of a Fund that would affect the net asset value of the Fund.

Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its Funds will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts. The prospectus that describes a particular VA contract or

<PAGE 14>

VLI policy discusses the taxation of both separate accounts and the owner of such contract or policy.

Each Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Funds may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the Participating Insurance Companies offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes it is in compliance with these requirements.

The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable insurance contract's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

The Trust therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under Federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

To the extent a Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of tax or exemption from tax on such income.

Gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that generally cause them to be recharacterized as ordinary income and losses, and may affect the timing and amount of the Fund's recognition of income, gain or loss.

It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Funds intend to operate so as to qualify for treaty-reduced tax rates where applicable.

The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                          DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including the investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than Money Market Fund. With respect to Money Market Fund, the dividends are declared daily and are reinvested monthly in shares of Money Market Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

                           SHAREHOLDER COMMUNICATIONS

Owners of VA contracts and VLI policies, issued by a Participating Insurance Company or for which shares of one or more Funds are the investment vehicles, receive from the Participating Insurance Company unaudited semi-annual financial statements and audited year-end financial statements of such Funds certified by the Trust's independent auditors. Each report shows the investments owned by each Fund and provides other information about the Trust and its operations. Copies of such reports may be obtained from the Participating Insurance Company or the Secretary of the Trust.

                     ORGANIZATION AND DESCRIPTION OF SHARES

The Trust is a diversified open-end management investment company as defined in the Investment Company Act of 1940 (1940 Act) organized under an Agreement and Declaration of Trust (Declaration of Trust) as a Massachusetts business trust on June 9, 1987. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or the Board. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series as the Board may authorize. Each Fund is a separate series of the Trust.

<PAGE 15>

Each share of a Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board with respect to that Fund, and all shares of a Fund have equal rights in the event of liquidation of that Fund.

Shareholders of a Fund are entitled to one vote for each share of that Fund held on any matter presented to shareholders. Shares of the Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more Funds, such as, for example, a proposal to approve an amendment to that Fund's Advisory Agreement, but shares of all the Funds vote together, to the extent required by the 1940 Act, in the election or selection of Trustees and independent accountants.

The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental policies.

The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund also is believed to be remote.

                             ADDITIONAL INFORMATION

This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained from the Commission or may be examined at the office of the Commission in Washington, D.C.

<PAGE A-1>
                                  APPENDIX A
                             INVESTMENT TECHNIQUES
                                 AND SECURITIES

                    OPTIONS, FUTURES AND OTHER DERIVATIVES

Consistent with its objective, except for Money Market Fund, each Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, enter into interest rate, index and foreign currency futures contracts and options on such futures contracts, and purchase other types of forward or investment contracts linked to individual securities, interest rates, foreign currencies, indexes or other benchmarks ("derivative products") in order to achieve its desired investment objective, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations. A Fund may write a call or put option only if the option is covered. There can be no assurance that a liquid market will exist when a Fund seeks to close out a derivative product position. In addition, because of low margin deposits required, the use of futures contracts involves a high degree of leverage, and may result in losses in excess of the amount of the margin deposit. Successful use of derivative products depends on the Adviser's ability to predict correctly changes in the level and the direction of security prices, interest rates, currency exchange rates and other market factors, but even a well conceived transaction may be unsuccessful because of an imperfect correlation between the cash and the derivative product markets. For additional information, with respect to these matters, please refer to the Statement of Additional Information.

                              FOREIGN INVESTMENTS

Each Fund may invest up to 25% of its total assets in securities of foreign issuers that are not publicly traded in the U.S., which for this purpose do not include securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person.


                              Foreign Securities

While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve risks in addition to the credit and market risks normally associated with domestic securities. These include sovereign risks and risks pertaining to the local economy in the country or countries in which the foreign company conducts business. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and sometimes less advantageous legal, operational, and financial protection applicable to foreign sub-custodial arrangements. These risks are carefully considered by the Adviser prior to the purchase of these securities.

                         Foreign Currency Transactions

When a Fund invests in foreign securities, such securities usually will be denominated in, or salable for, foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

As one way of managing exchange rate risk, each Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency a Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. A Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. Each Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns or intends to purchase, particularly if a Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of each Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund.

<PAGE A-2>

                          U.S. GOVERNMENT SECURITIES

Each Fund may invest in certain U.S. Government Securities. Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include, but are not limited to, direct obligations of the Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board, Resolution Funding Corp. and Federal National Mortgage Association.

Some obligations of U.S. Government agencies and instrumentalities, such as Government National Mortgage Association Pass-Through Certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in the securities issued by such an instrumentality only when the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments for the Fund. U.S. Government Securities do not include international agencies or instrumentalities in which the U.S. Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or issues insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

                           MONEY MARKET INSTRUMENTS

Each Fund may invest in the money market instruments described below, in addition to money market instruments such as certificates of deposit of U.S. banks and bankers' acceptances.

            Obligations of Foreign Branches of United States Banks

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and a Fund may be subject to the risks associated with the holding of such property overseas. (See "FOREIGN INVESTMENTS--Foreign Securities" above.)

            Obligations of United States Branches of Foreign Banks

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

                         Obligations of Foreign Banks

Obligations of foreign banks and branches of foreign banks are similar to the obligations of U.S. banks but involve risks that are different in some respects. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the obligations, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest on the obligations. Additionally, there may be less public information available about foreign banks and their branches. Foreign banks and foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing, and financial reporting standards comparable to U.S. banks.

                              Master Demand Notes

Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amount borrowed. The Fund has the right to increase the

<PAGE A-3>

amount under the note at any time up to the full amount provided by the note agreement or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by a Fund must permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice) and to resell the note at any time to a third party. The notes may have maturities of more than one year, provided that (i) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (ii) the rate of interest on such notes is adjusted automatically at periodic intervals which normally will not exceed 31 days but may extend up to one year. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. A Fund may invest in such notes only if rated or at the time of an investment the issuer meets the criteria established for commercial paper.

                             Repurchase Agreements

Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System that have at least $1 billion in deposits, primary dealers in U.S. Government Securities or other financial institutions believed by the Adviser to be creditworthy. Under such agreements, the bank, primary dealer or other financial institution agrees upon entering into the contract to repurchase the security at a mutually agreed upon date and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, and such value will be determined on a daily basis by marking the underlying securities to their market value. Although the securities subject to the repurchase agreement might bear maturities exceeding a year, each Fund intends to enter only into repurchase agreements which provide for settlement within a year and usually within seven days. Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve book-entry system. A Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including (a) possible declines in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. The Board has established procedures to evaluate the creditworthiness of each party with whom a Fund enters into repurchase agreements by setting guidelines and standards of review for the Adviser and monitoring the Adviser's actions with regard to repurchase agreements.

                         REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. Each Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with its custodian containing liquid assets having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to maintain such value. Reverse repurchase agreements involve the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and its use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The Staff of the Securities and Exchange Commission has taken the position that the 1940 Act treats reverse repurchase agreements as borrowings by a fund.

                              STANDBY COMMITMENTS

Each Fund may invest in securities purchased on a standby commitment basis, as described below.

A standby commitment is a delayed delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement. The Fund usually receives a commitment fee in consideration for its standby commitment. At the time a Fund enters into a binding obligation to purchase securities on a standby commitment basis, liquid assets of the Fund having a value of at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation.

If the value of the securities that the Fund has committed to purchase increases, the other party may exercise its right not to

<PAGE A-4>

deliver the securities, in which case the Fund only would retain its commitment fee and forego any appreciation of those securities. If the value of the securities that the Fund has committed to purchase decreases, the other party would probably deliver the securities, in which case the Fund would absorb the loss between the purchase price and the decreased market value, which loss may significantly exceed the commitment fee.

                         LENDING PORTFOLIO SECURITIES

Each Fund, except Money Market Fund, may lend portfolio securities in limited amounts, as described below.

The Fund may lend securities to brokers, dealers and financial institutions pursuant to agreements requiring that the loans be continuously secured by liquid assets as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to a Fund if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of its total assets taken at their current value. The Fund continues to receive interest or dividends on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. However, loans may be made only to borrowers approved by the Board, when the income to be earned from the loan, in the opinion of the Adviser, justifies the attendant risks.

                          EQUIPMENT TRUST CERTIFICATES

Balanced Fund may invest in Equipment Trust Certificates. Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers, and are described in more detail in the Statement of Additional Information.

<PAGE B-1>
                                  APPENDIX B
                             DESCRIPTION OF RATINGS

                              RATINGS IN GENERAL

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.


The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P), each of which is a NRSRO.

                                 BOND RATINGS

                              Ratings by Moody's

Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of risk with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                Ratings by S&P

AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

<PAGE B-2>

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC. Debt rated BB, B, CCC, or CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

NOTE: The ratings from AA to B may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                           COMMERCIAL PAPER RATINGS

                              Ratings By Moody's

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

       Prime-1          Highest Quality
       Prime-2          Higher Quality
       Prime-3          High Quality

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

                                Ratings by S&P

A brief description of the applicable rating symbols and their meaning follows:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.